Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT AGREEMENT – AMENDMENT NO. 1

TO THE PRODUCT AGREEMENT DATED 28 JULY 2017

THIS AMENDMENT AGREEMENT is dated 01 JANUARY 2019 (the “Amendment Effective Date”)

PARTIES

1.	PATHEON UK LIMITED (Registration No. 3764421) incorporated and registered in England whose registered office is at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, England (“Patheon”); and
2.	PARATEK PHARMACEUTICALS INC. a corporation existing under the laws of Delaware, whose registered office is at 4th Floor, 75 Park Plaza, Boston, MA 02116, USA (“Client”).

RECITALS

A.	The Parties entered in to a Product Agreement dated 28 July 2017 (the “Product Agreement”) issued under the Master Manufacturing Services Agreement dated 28 July 2017 (the “Agreement”).
B.	The Parties have agreed to amend the Price of Products in the Product Agreement.

IT IS AGREED as follows:

1.	Definitions
1.1	Defined terms in this Amendment Agreement shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.
2.	Amendments
2.1	The Parties agree that, as of the Amendment Effective Date, the Product Agreement is amended as set forth in this Section 2.
2.2	The [***] at item 10 of the Product Agreement is hereby deleted and replaced with the following: “[***]”.
2.3	The [***]; [***]; and the [***] pricing tables in Schedule B of the Product Agreement shall be deleted and replaced with the pricing tables in Annex 1 to this Amendment Agreement and shall apply to Product delivered on or after 01 January 2019. This includes any Firm Orders accepted by Patheon prior to 01 January 2019 where the actual Delivery Date is on or after 01 January 2019.
2.4	All terms within the Agreement not specifically amended by this Amendment Agreement remain in unchanged.
3.	Integration
3.1

Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Amendment Agreement shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment Agreement.

4.	Governing Law and Jurisdiction
4.1

This Amendment Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws that govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

SIGNED for and on behalf of PATHEON UK LIMITED Signature: /s/ Mark Newton . Title: Director Global Contract Services Print Name: Mark Newton . Date: 2/22/2019 .	SIGNED for and on behalf of PARATEK PHARMACEUTICALS INC. Signature: /s/ Jason Burdette . Title: SVP, Technical Operations Print Name: Jason Burdette . Date: 2/22/2019 .

Annex 1

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